Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:

Michelle D. Esterman
Chief Financial Officer
T: (770) 612-7007
E: Michelle.Esterman@altisource.com
ALTISOURCE ANNOUNCES APRIL 3, 2025 AS DISTRIBUTION DATE FOR STAKEHOLDERS WARRANTS
Luxembourg, March 31, 2025 - Altisource Portfolio Solutions S.A. (“Altisource” or the “Company”) (NASDAQ: ASPS), a leading provider and marketplace for the real estate and mortgage industries, today announced that the distribution of its previously disclosed issuance of Stakeholder Warrants will take place on April 3, 2025 (the “Distribution Date”). Altisource previously announced the proposed issuance under Luxembourg law under the authorized share capital mechanism, which is more commonly referred to as a distribution in the United States (the “Warrant Distribution”), of transferable Warrants (as defined below) to holders (collectively, the “Stakeholders”) of Altisource’s (i) common stock (the “Common Stock”), (ii) restricted share units (“RSUs”) and (iii) outstanding warrants to purchase shares of Common Stock at an exercise price of $0.01 per share (“Penny Warrants”), in each case, as of 5:00 p.m., New York City time, on February 14, 2025 (the “Distribution Record Date”). The Warrant Distribution was contingent upon, among other things, approval by the Company’s shareholders of the proposals set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on January 3, 2025 and the consummation of the transactions contemplated by the previously disclosed Transaction Support Agreement (such conditions, collectively, the “Distribution Conditions”). As the Distribution Conditions have been satisfied, Altisource is proceeding with the Warrant Distribution.
Summary of Certain Terms of the Warrants
The Warrants will be issued by the Company pursuant to a warrant agent agreement, dated as of March 31, 2025, between the Company and Equiniti Trust Company, LLC, as Warrant Agent (the “Warrant Agent Agreement”).
The Warrant Distribution will include two types of warrants:
•warrants to purchase shares of Common Stock requiring cash settlement through the cash payment to the Company of the exercise price (the “Cash Exercise Stakeholder Warrants”); and
•warrants to purchase shares of Common Stock exercisable on a cashless basis (the “Net Settle Stakeholder Warrants”, and together with the Cash Exercise Stakeholder Warrants, the “Warrants” and each a “Warrant”).
Pursuant to the Warrant Distribution, each Stakeholder will receive:
•one Cash Exercise Stakeholder Warrant to purchase 1.625 shares of Common Stock for each (a) share of Common Stock held as of the Distribution Record Date, (b) RSU held as of the Distribution Record Date and (c) share of Common Stock that could be acquired upon exercise of Penny Warrants held as of the Distribution Record Date; and
•one Net Settle Stakeholder Warrant to purchase 1.625 shares of Common Stock for each (a) share of Common Stock held as of the Distribution Record Date, (b) RSU held as of the Distribution Record Date and (c) share of Common Stock that could be acquired upon exercise of Penny Warrants held as of the Distribution Record Date.
Each Warrant entitles the holder thereof to purchase from the Company 1.625 shares, subject to certain adjustments, of Common Stock at an Exercise Price of $1.95 per Warrant (initially equal to $1.20 per share of Common Stock). The Warrants may be exercised beginning on the later of (i) July 2, 2025 and (ii) the first date on which the VWAP (as defined in the Warrant Agent Agreement) of the common stock equals or exceeds the Implied Per Share Exercise Price (as such term is defined in the Warrant Agent Agreement) of the Warrants, which is initially $1.20, for a period of fifteen consecutive Trading Days (as such term is defined in the Warrant Agent Agreement). Upon exercise of Warrants, the Company will not issue fractional shares of Common Stock or pay cash in lieu thereof. If a Stakeholder would otherwise be entitled to receive fractional shares of Common Stock upon exercise of Warrants, the Company will first aggregate the total number of shares Common Stock a Stakeholder would receive upon exercise of the Cash Exercise Stakeholder Warrants or the Net Settle Stakeholder Warrants, as applicable, and then round down the total number of shares of Common Stock to be issued to the Stakeholder to the nearest whole number.
The Cash Exercise Stakeholder Warrants, if not previously exercised or terminated, will expire on April 2, 2029. The Net Settle Stakeholder Warrants, if not previously exercised or terminated, will expire on April 30, 2032.
The Company has applied to list the Cash Exercise Stakeholder Warrants and the Net Settle Stakeholder Warrants on the Nasdaq Global Select Market under the symbols, ASPSZ and ASPSW, respectively. No assurance can be provided that such applications will be approved.
The forgoing summary of certain of the terms of the Warrants is not complete and is qualified in its entirety by reference to the Warrant Agent Agreement, which will be filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K expected filed with the SEC on or before April 3, 2025.
Disclaimer
This press release does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or any other jurisdiction. No offer of securities shall be made absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
Forward-Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition, including without limitation, statements relating to the issuance of the Stakeholder Warrants, the Distribution Date and the listing of the Warrants on the Nasdaq Global Select Market. These statements may be identified by words such as “will,” “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks discussed in Item 1A of Part I “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on March 31, 2025, as updated by the information in Item 1A. of Part II “Risk Factors” in our subsequently filed quarterly reports on Form 10-Q filings. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this report. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward looking statements are subject include, but are not limited to, risks related to customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our debt agreements, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies. The financial projections and scenarios contained in this press release are expressly qualified as forward-looking statements and, as with other forward-looking statements, should not be unduly relied upon. We undertake no obligation to update these statements, scenarios and projections as a result of a change in circumstances, new information or future events, except as required by law.
About Altisource
Altisource Portfolio Solutions S.A. is an integrated service provider and marketplace for the real estate and mortgage industries. Combining operational excellence with a suite of innovative services and technologies, Altisource helps solve the demands of the ever-changing markets we serve. Additional information is available at www.Altisource.com.

Website References
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